UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported)     July 11, 2002
                                                            -------------




                              APOLLO HOLDINGS, INC.
                              ---------------------
             (exact name of registrant as specified in its charter)



Delaware                          333-58744                 13-4171971
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)


880 Taylor Creek Drive, Ottawa, Ontario Canada               K1C  1T1
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(Address of principal executive offices)                    (Zip code)



(Registrant's  Telephone Number, Including the Area Code)       (613) 841-1587
                                                                --------------




1574  Gulf  Road,  #  130,  Point  Roberts,  WA  98281-9007
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(Former name or former address, if changed from last report)


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APOLLO  HOLDINGS,  INC.
-----------------------

Item  1.  Changes  in  Control  of  Registrant.

     Not  Applicable

Item  2.  Acquisition  or  Disposition  of  Assets.

Not  Applicable

Item  3.  Bankruptcy  or  Receivership.

     Not  applicable

Item  4.  Changes  in  Registrant's  Certifying  Accountant.

Not  applicable

Item  5.  Other  Events  and  Regulation  FD  Disclosure.

     Apollo Holdings, Inc. has recently acquired a complementary Software Product License to our existing business. The Company is currently in the early stage of implementing its business model, the development of a web based, Business-to-Business, Intellectual Property Exchange and associated businesses.

     On April 5, 2002, the Company's wholly owned subsidiary, Power2Search, Inc. entered into a Product Licence Agreement and a Service Partner Agreement with Envisional Ltd., a privately held technology development company headquartered in Westbrook Centre, Milton Road, Cambridge, United Kingdom. The Company was granted a perpetual, non-exclusive licence for to use Envisional's proprietary software technology in the geographical territories of Canada and the United States. The software licence covers a portfolio of technology based on a unique and sophisticated rule-based language that allows users to precisely specify information search requirements in on-line environments.

     As consideration for this licence, Power2Search, Inc. paid Envisional Ltd. the sum of 1 pound and has agreed to share a portion of its gross revenue from business software sales and subscription services, based on Envisional's standard pricing, (excluding sales taxes,) for each twelve-month period from the date of appointment as follows: (i) Gross Revenue to Canadian $1.0 million, 50% to Power 2Search, Inc. and 50% to Envisional Ltd., (ii) Gross revenue Canadian $1.0 million to Canadian $1.5 million, 70% to Power2Search, Inc. and 30% to Envisional Ltd. (iii) Gross revenue over Canadian $1.5 million, 80% to Power2Search, Inc and 20% to Envisional Ltd.

Item  6.  Resignations  of  Registrant's  Directors.

     Not  Applicable

Item  7.  Financial  Statements  and  Exhibits.

     Not  Applicable



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Item  8.  Change  in  Fiscal  Year.

     Not  Applicable

Item  9.  Regulation  FD  Disclosure.

     Not  Applicable


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           APOLLO HOLDINGS, INC.


Date:  July 11, 2002                       by:  /s/  David  Jenkins
       -------------                          ---------------------
                                                     David  Jenkins,
                                                     President and Director



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